UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 27, 2007

Date of Report (Date of earliest event reported)

Summer Infant, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51228	20-1994619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1275 Park East Drive

Woonsocket, Rhode Island 02895

(Address of Principal Executive Offices) (Zip Code)

(401) 671-6550

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Effective June 27, 2007, we entered into an amendment to our revolving credit agreement with Bank of America, N.A. to increase our borrowing limit to $18,500,000 and extend the maturity date of the revolving loans under the revolving credit agreement to September 30, 2007. The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment which is filed herewith as Exhibit 10.22 and is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits
10.22	Sixth Amendment Agreement and Allonge, dated as of June 27, 2007, by and among Bank of America, N.A., Summer Infant (USA), Inc., Summer Infant Europe Limited, and Summer Infant Asia Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: July 3, 2007	By:	/s/ Joseph Driscoll
Joseph Driscoll
Chief Financial Officer

2

EXHIBIT INDEX

10.22	Sixth Amendment Agreement and Allonge, dated as of June 27, 2007, by and among Bank of America, N.A., Summer Infant (USA), Inc., Summer Infant Europe Limited, and Summer Infant Asia Limited.